                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05273

                             Van Kampen Income Trust
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas New York, New York 10020
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas New York, New York 10020
 -------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/04

Item 1. Report to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Income Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of December 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 12/31/04

INCOME TRUST
SYMBOL: VIN
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (4/22/88)            7.21%         6.46%
10-year                              7.38          7.34
5-year                               5.73          8.41
1-year                               7.86          6.62
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

Trust Report

FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004

Van Kampen Income Trust is managed by the Adviser's Taxable Fixed-Income team.(1) Current team members include Gordon Loery, Jaidip Singh and Menglin Luo, Executive Directors of the Adviser.

MARKET CONDITIONS

The 12-month review period began with interest rates generally falling and still near their historical lows. Continued low employment numbers and deflationary pressures caused rates to follow this downward path throughout the first quarter of 2004. The market then reversed course in April, after the release of March employment numbers. The surprisingly strong employment data, coupled with increasing oil prices, led investors to the conclusion that the Federal Reserve Open Market Committee (the "Fed") would move to raise interest rates. At its June meeting, the Fed initiated a series of 25 basis point rate increases that continued through the end of the year.

Despite these rate increases, continued softness in the economy pushed yields on intermediate and longer maturity government securities lower during the third quarter of 2004 and into the beginning of the fourth. Investors became increasingly concerned by increasing oil prices, and uneven employment gains. While the bond market gained slightly following the conclusion of the election, gains were largely limited to intermediate and longer-maturity securities.

High yield was the best-performing segment of the fixed income markets in 2004, though its path was not entirely smooth. After a strong showing in January, the market slowed from February through April as investors became less willing to accept credit risk in the face of poor employment growth. The high yield market worsened in April and May in sympathy with the broader fixed income sectors, which were undermined by rising interest rates. In June, the high yield sector rebounded as buyers returned to the market. The rest of the year was more positive, with the high yield market as measured by the CSFB High Yield Index gaining more than 1 percent for every month from June through December.

(1)Team members may change without notice at any time.
 2

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns may differ significantly. The trust showed a 7.86 percent return on an NAV basis and a 6.62 percent return on a market-price basis.

In keeping with its long-term objective, the trust's portfolio remained balanced between government and high yield exposures. Within the government portion of the portfolio, we kept the trust's interest-rate sensitivity somewhat low in anticipation of rising interest rates. While rates did rise at the short end of the market, this positioning limited the trust's participation in the decline in intermediate and longer-term yields.

On a more positive note, the trust's government holdings benefited from an emphasis on mortgage-backed securities with higher coupons, which outperformed their Treasury counterparts. The trust also de-emphasized agency securities, which underperformed in the wake of accounting scandals.

Three strategic decisions helped the trust's performance most within the high yield component. First, the trust benefited from its lack of participation in airlines issues, which were the worst-performing sector within the high yield market during the 12-month period. Second, the trust's overweight in the chemical sector added to performance as this sector generally reported better results. Finally, security selection in the wireless communications and telecom sectors added to performance. The trust avoided a few credits that had poor results in favor of other holdings which generally posted solid gains.

Within high yield, the main detractor from performance during the period was security selection in the utility, service and gaming/leisure sectors. The trust's limited exposure to the metals/mining sector hurt performance as higher metal prices led this sector to strong gains during 2004. The trust's returns were also hampered by its focus on the more conservative tiers of the high yield market, which lagged their more speculative peers.

There is no guarantee that any securities will continue to perform well or be held by the trust in the future.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004

---------------------------------------
                       BASED ON
      BASED ON NAV   MARKET PRICE

         7.86%          6.62%
---------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION.

RATINGS ALLOCATION AS OF 12/31/04
AAA/Aaa                                                          45.5%
BBB/Baa                                                          31.8
BB/Ba                                                            13.5
B/B                                                               1.3
CCC/Caa                                                           0.6
CC/Ca                                                             6.2
Non-Rated                                                         0.3

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 12/31/04
U.S. Government Obligations                                      38.6%
Chemicals                                                         3.6
Media-Cable                                                       3.3
Media-Noncable                                                    3.3
Electric                                                          2.7
Home Construction                                                 2.7
Paper                                                             2.5
Healthcare                                                        2.4
Wireless Communications                                           2.3
Integrated Energy                                                 2.2
Consumer Products                                                 2.0
Gaming                                                            2.0
Food/Beverage                                                     1.4
Retail                                                            1.4
Transportation Services                                           1.3
Building Materials                                                1.1
Oil Field Services                                                1.1
Wireline Communications                                           1.1
Metals                                                            1.0
Natural Gas Pipelines                                             1.0
Services                                                          0.9
Construction Machinery                                            0.8
Packaging                                                         0.8
Refining                                                          0.6
Supermarkets                                                      0.6
Technology                                                        0.6
Automotive                                                        0.5
Brokerage                                                         0.4
Wireless Telecommunication Services                               0.4
Aerospace & Defense                                               0.3
Diversified Chemicals                                             0.3
Environmental Services                                            0.3
Independent Energy                                                0.3
Entertainment                                                     0.2
Lodging                                                           0.2
Railroads                                                         0.2
Semiconductors                                                    0.2
Sovereigns                                                        0.2
Other Industrial                                                  0.1
                                                                -----
Total Long-Term Investments                                      84.9%
Short-Term Investments                                           15.1
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings are as a percentage of long-term investments and summary of investments by industry classification are as a percentage of total investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                            COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          DOMESTIC CORPORATE BONDS  41.0%
          AEROSPACE & DEFENSE  0.3%
$  280    K & F Acquisition, Inc.,
          144A--Private Placement (a)..........    7.750%        11/15/14         $    290,500
                                                                                  ------------

          AUTOMOTIVE  0.5%
   250    AutoNation, Inc. ....................    9.000         08/01/08              286,875
   220    Cooper Standard Automotive Inc.,
          144A--Private Placement (a)..........    8.375         12/15/14              220,550
                                                                                  ------------
                                                                                       507,425
                                                                                  ------------
          BROKERAGE  0.4%
   400    Refco Finance Holdings LLC, 144A--
          Private Placement (a)................    9.000         08/01/12              440,000
                                                                                  ------------

          BUILDING MATERIALS  1.2%
   300    Brand Services, Inc. ................   12.000         10/15/12              337,500
   290    NMHG Holdings Co. ...................   10.000         05/15/09              321,900
   200    Propex Fabrics, Inc., 144A--Private
          Placement (a)........................   10.000         12/01/12              208,500
   355    Trimas Corp. ........................    9.875         06/15/12              378,075
                                                                                  ------------
                                                                                     1,245,975
                                                                                  ------------
          CHEMICALS  3.2%
   100    Equistar Chemicals LP................   10.625         05/01/11              116,500
   120    FMC Corp. ...........................   10.250         11/01/09              138,300
   110    Huntsman Advanced Materials LLC,
          144A--Private Placement (a)..........   11.000         07/15/10              131,450
   240    Huntsman ICI Chemicals LLC...........   10.125         07/01/09              253,800
    80    Hydrochem Industrial Services, Inc.,
          Ser B................................   10.375         08/01/07               81,000
   155    Innophos, Inc., 144A--Private
          Placement (a)........................    8.875         08/15/14              168,175
   140    ISP Chemco, Inc., Ser B..............   10.250         07/01/11              158,900
   300    ISP Holdings, Inc., Ser B............   10.625         12/15/09              333,750
   230    JohnsonDiversey, Inc. ...............    9.625         05/15/12              258,175
    80    Koppers, Inc. .......................    9.875         10/15/13               91,600
   225    Lyondell Chemical Co. ...............   10.500         06/01/13              268,875
   225    Millennium America, Inc. ............    7.000         11/15/06              235,125
    95    Nalco Co. ...........................    7.750         11/15/11              103,075
   370    Nalco Co. ...........................    8.875         11/15/13              407,925
   280    Rockwood Specialties Group, Inc. ....   10.625         05/15/11              323,400
    75    Rockwood Specialties Group, Inc.,
          144A--Private Placement (a)..........    7.625         11/15/14              104,762
    78    Westlake Chemical Corp. .............    8.750         07/15/11               88,530
                                                                                  ------------
                                                                                     3,263,342
                                                                                  ------------

 6                                             See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                            COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          CONSTRUCTION MACHINERY  0.9%
$   85    Flowserve Corp. .....................   12.250%        08/15/10         $     94,350
    25    Manitowoc Co., Inc. (EUR)............   10.375         05/15/11               38,265
   214    Manitowoc, Inc. .....................   10.500         08/01/12              247,170
   230    United Rentals North America,
          Inc. ................................    6.500         02/15/12              225,400
   290    United Rentals North America,
          Inc. ................................    7.750         11/15/13              285,650
                                                                                  ------------
                                                                                       890,835
                                                                                  ------------
          CONSUMER PRODUCTS  1.7%
   160    Amscan Holdings, Inc. ...............    8.750         05/01/14              160,800
   310    Iron Mountain, Inc. .................    8.625         04/01/13              330,925
   155    Leiner Health Products, Inc. ........   11.000         06/01/12              170,112
   245    Muzak LLC............................    9.875         03/15/09              172,419
   120    Oxford Industrials, Inc. ............    8.875         06/01/11              129,450
   180    Rayovac Corp. .......................    8.500         10/01/13              200,700
    89    Tempur-Pedic, Inc. ..................   10.250         08/15/10              102,795
   465    Xerox Corp. .........................    7.125         06/15/10              504,525
                                                                                  ------------
                                                                                     1,771,726
                                                                                  ------------
          ELECTRIC  2.4%
    41    AES Corp. ...........................    9.375         09/15/10               47,867
    26    AES Corp. ...........................    8.875         02/15/11               29,835
   160    AES Corp. ...........................    7.750         03/01/14              174,400
   260    AES Corp., 144A--Private Placement
          (a)..................................    9.000         05/15/15              299,000
   135    Allegheny Energy, Inc. ..............    7.750         08/01/05              137,531
    35    CMS Energy Corp. ....................    7.500         01/15/09               37,450
   220    CMS Energy Corp. ....................    8.500         04/15/11              251,075
   200    Dynegy Holdings, Inc., 144A--Private
          Placement (a)........................    9.875         07/15/10              224,500
    75    IPALCO Enterprises, Inc. ............    7.625         11/14/11               84,375
   260    Monongahela Power Co. ...............    5.000         10/01/06              265,995
   170    Nevada Power Co. ....................    8.250         06/01/11              196,137
   215    Nevada Power Co. ....................    9.000         08/15/13              252,625
    20    PSEG Energy Holdings, Inc. ..........    7.750         04/16/07               21,250
   205    PSEG Energy Holdings, Inc. ..........    8.625         02/15/08              226,012
   160    Reliant Energy, Inc. ................    6.750         12/15/14              159,800
                                                                                  ------------
                                                                                     2,407,852
                                                                                  ------------
          ENTERTAINMENT  0.3%
   105    Cinemark, Inc. (b)...................  0/9.750         03/15/14               79,800
   180    Marquee, Inc., 144A--Private
          Placement (Variable Rate Coupon)
          (a)..................................    6.540         08/15/10              190,350
                                                                                  ------------
                                                                                       270,150
                                                                                  ------------
          ENVIRONMENTAL SERVICES  0.3%
   110    Allied Waste North America, Inc. ....    6.500         11/15/10              108,350
   185    Allied Waste North America, Inc., Ser
          B....................................    9.250         09/01/12              201,187
                                                                                  ------------
                                                                                       309,537
                                                                                  ------------

See Notes to Financial Statements                                              7

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                            COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          FOOD/BEVERAGE  1.5%
$  195    Michael Foods, Inc. .................    8.000%        11/15/13         $    206,700
   435    Pilgrim's Pride Corp. ...............    9.625         09/15/11              491,550
   125    Pilgrim's Pride Corp. ...............    9.250         11/15/13              140,625
   430    Smithfield Foods, Inc. ..............    8.000         10/15/09              478,375
   150    Smithfield Foods, Inc. ..............    7.000         08/01/11              160,875
                                                                                  ------------
                                                                                     1,478,125
                                                                                  ------------
          GAMING  2.1%
   250    Caesars Entertainment................    8.875         09/15/08              283,750
   210    Harrahs Operating Co., Inc. .........    7.875         12/15/05              218,925
   280    Isle of Capri Casinos, Inc. .........    7.000         03/01/14              287,000
   690    MGM Mirage, Inc. ....................    6.000         10/01/09              710,700
    60    MGM Mirage, Inc. ....................    5.875         02/27/14               59,250
   100    Station Casinos, Inc. ...............    6.000         04/01/12              102,375
   260    Station Casinos, Inc. ...............    6.500         02/01/14              268,450
   170    Venetian Casino Resort LLC...........   11.000         06/15/10              194,862
                                                                                  ------------
                                                                                     2,125,312
                                                                                  ------------
          HEALTHCARE  2.6%
   230    AmerisourceBergen Corp. .............    8.125         09/01/08              257,025
   200    Community Health Systems Inc., 144A--
          Private Placement (a)................    6.500         12/15/12              202,500
   226    Fisher Scientific International,
          Inc. ................................    8.125         05/01/12              251,990
   105    Fisher Scientific International,
          Inc., 144A--Private Placement (a)....    6.750         08/15/14              113,137
   165    Fresenius Medical Care Capital Trust
          II...................................    7.875         02/01/08              179,437
   240    Fresenius Medical Care Capital Trust
          IV...................................    7.875         06/15/11              268,800
   210    HCA, Inc. ...........................    8.750         09/01/10              240,320
    55    HCA, Inc. ...........................    6.375         01/15/15               55,324
   240    Medcath Holdings Corp. ..............    9.875         07/15/12              261,600
    50    National Nephrology Associates, Inc.,
          144A--Private Placement (a)..........    9.000         11/01/11               58,125
   265    Team Health, Inc. ...................    9.000         04/01/12              260,362
    50    Tenet Healthcare Corp. ..............    6.500         06/01/12               46,500
   135    Tenet Healthcare Corp., 144A--Private
          Placement (a)........................    9.875         07/01/14              147,825
   110    VWR International, Inc.,
          144A--Private Placement (a)..........    6.875         04/15/12              115,500
   140    VWR International, Inc.,
          144A--Private Placement (a)..........    8.000         04/15/14              150,150
                                                                                  ------------
                                                                                     2,608,595
                                                                                  ------------
          HOME CONSTRUCTION  2.9%
   285    ACIH, Inc., 144A--Private Placement
          (a) (b).............................. 0/11.500         12/15/12              207,337
   725    Associated Materials, Inc. (b)....... 0/11.250         03/01/14              525,625
    55    CB Richard Ellis Service, Inc. ......    9.750         05/15/10               62,975

 8                                             See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                            COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          HOME CONSTRUCTION (CONTINUED)
$   85    Goodman Global Holdings Inc., 144A--
          Private Placement (Variable Rate
          Coupon) (a)..........................    5.760%        06/15/12         $     86,700
   170    Goodman Global Holdings Inc., 144A--
          Private Placement (a)................    7.875         12/15/12              169,150
    65    Interface, Inc. .....................    7.300         04/01/08               66,787
    75    Interface, Inc. .....................   10.375         02/01/10               86,625
   255    Interface, Inc. .....................    9.500         02/01/14              279,225
   360    Nortek Holdings, Inc., 144A--Private
          Placement (a)........................    8.500         09/01/14              378,000
   340    Ply Gem Industries, Inc.,
          144A--Private Placement (a)..........    9.000         02/15/12              346,800
   260    RMCC Acquisition Co., 144A--Private
          Placement (a)........................    9.500         11/01/12              260,650
    75    Technical Olympic USA, Inc. .........    9.000         07/01/10               80,625
   180    Technical Olympic USA, Inc. .........    9.000         07/01/10              193,500
   180    Technical Olympic USA, Inc. .........   10.375         07/01/12              202,500
                                                                                  ------------
                                                                                     2,946,499
                                                                                  ------------
          INDEPENDENT ENERGY  0.3%
   240    Equistar Chemicals LP................   10.125         09/01/08              277,800
                                                                                  ------------

          INTEGRATED ENERGY  2.1%
   195    BRL Universal Equipment..............    8.875         02/15/08              205,969
   195    Calpine Corp., 144A--Private
          Placement (a)........................    8.500         07/15/10              168,187
   345    Chesapeake Energy Corp. .............    7.500         09/15/13              377,344
   525    El Paso Production Holding Co. ......    7.750         06/01/13              552,562
    60    Hanover Compressor Co. ..............    8.625         12/15/10               65,850
    95    Hanover Equipment Trust..............    8.750         09/01/11              103,550
   205    Hanover Equipment Trust, Ser A.......    8.500         09/01/08              221,400
    50    MSW Energy Holdings LLC..............    8.500         09/01/10               55,000
   215    Pacific Energy Partners..............    7.125         06/15/14              230,050
    95    Transcontinental Gas Pipe Line Corp.,
          Ser B................................    8.875         07/15/12              116,019
                                                                                  ------------
                                                                                     2,095,931
                                                                                  ------------
          LODGING  0.3%
   190    Gaylord Entertainment Co., 144A--
          Private Placement (a)................    6.750         11/15/14              191,900
    74    HMH Properties, Inc. ................    7.875         08/01/08               76,405
                                                                                  ------------
                                                                                       268,305
                                                                                  ------------
          MEDIA-CABLE  1.7%
    63    Avalon Cable LLC.....................   11.875         12/01/08               66,093
   565    Charter Communications Holdings
          LLC..................................    9.625         11/15/09              498,612
    90    DirecTV Holdings LLC.................    8.375         03/15/13              101,363
   320    Echostar DBS Corp. ..................    6.375         10/01/11              328,800

See Notes to Financial Statements                                              9

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                            COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          MEDIA-CABLE (CONTINUED)
$  120    General Cable Corp. .................    9.500%        11/15/10         $    136,200
   145    PanAmSat Corp., 144A--Private
          Placement (a)........................    9.000         08/15/14              162,581
   440    PanAmSat Corp., 144A--Private
          Placement (a) (b).................... 0/10.375         11/01/14              304,700
 1,000    Park N View, Inc., Ser B (c) (d)
          (e)..................................   13.000         05/15/08                    0
   135    Renaissance Media Group..............   10.000         04/15/08              139,725
                                                                                  ------------
                                                                                     1,738,074
                                                                                  ------------
          MEDIA-NONCABLE  2.9%
    45    Advanstar Communications, Inc. ......   10.750         08/15/10               51,019
   395    Advanstar Communications, Inc.
          (Variable Rate Coupon)...............    9.790         08/15/08              414,750
   127    Dex Media East LLC...................   12.125         11/15/12              155,416
   171    Dex Media West LLC, Ser B............    9.875         08/15/13              197,933
   350    Houghton Mifflin Co. ................    9.875         02/01/13              385,000
    65    Houghton Mifflin Co. (b)............. 0/11.500         10/15/13               48,100
   205    Interep National Radio Sales, Inc.,
          Ser B................................   10.000         07/01/08              155,544
   375    Interpublic Group of Companies
          Inc. ................................    6.250         11/15/14              381,323
   145    Muzak LLC............................   10.000         02/15/09              135,756
   235    Nebraska Book Co., Inc. .............    8.625         03/15/12              242,050
    83    PEI Holdings, Inc. ..................   11.000         03/15/10               97,110
   375    Primedia, Inc. ......................    8.875         05/15/11              398,438
   250    Vertis, Inc., 144A--Private Placement
          (a)..................................   13.500         12/07/09              264,688
                                                                                  ------------
                                                                                     2,927,127
                                                                                  ------------
          METALS  0.9%
   361    Doe Run Resources Corp., (Acquired
          03/06/98 to 10/15/04, Cost $524,900)
          (i) (f)..............................   13.063         11/01/08              308,777
    85    Foundation PA Coal Co., 144A--Private
          Placement (a)........................    7.250         08/01/14               90,950
   750    GS Technologies Operating, Inc. (c)
          (d) (e)..............................   12.000         09/01/04                   75
   245    UCAR Finance, Inc. ..................   10.250         02/15/12              281,138
   189    United States Steel Corp. ...........    9.750         05/15/10              216,405
                                                                                  ------------
                                                                                       897,345
                                                                                  ------------
          NATURAL GAS PIPELINES  1.0%
   340    Dynegy Holdings, Inc. ...............    6.875         04/01/11              328,950
    55    Northwest Pipeline Corp. ............    8.125         03/01/10               61,119
   105    Southern Natural Gas Co. ............    8.875         03/15/10              118,125
   470    Williams Cos., Inc. .................    7.875         09/01/21              526,400
                                                                                  ------------
                                                                                     1,034,594
                                                                                  ------------

 10                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                            COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          OIL FIELD SERVICES  1.2%
$  225    Hanover Compressor Co. ..............    9.000%        06/01/14         $    251,438
   350    Hilcorp Energy Finance Corp., 144A--
          Private Placement (a)................   10.500         09/01/10              397,250
   104    Magnum Hunter Resources, Inc. .......    9.600         03/15/12              118,560
   230    MSW Energy Holdings II LLC...........    7.375         09/01/10              242,650
   160    Plains Exploration & Production
          Co. .................................    7.125         06/15/14              175,200
                                                                                  ------------
                                                                                     1,185,098
                                                                                  ------------
          OTHER INDUSTRIAL  0.1%
    70    Global Cash Access LLC...............    8.750         03/15/12               75,775
                                                                                  ------------

          PACKAGING  0.9%
    65    Owens-Illinois, Inc. ................    7.350         05/15/08               68,575
   680    Owens-Illinois, Inc. ................    7.500         05/15/10              725,050
   120    Tekni-Plex, Inc., 144A--Private
          Placement (a)........................    8.750         11/15/13              120,000
                                                                                  ------------
                                                                                       913,625
                                                                                  ------------
          PAPER  1.3%
   435    Georgia-Pacific Corp. ...............    8.875         02/01/10              508,406
   130    Graham Packaging Co., Inc., 144A--
          Private Placement (a)................    8.500         10/15/12              137,150
   340    Graphic Packaging International,
          Inc. ................................    9.500         08/15/13              388,450
   150    Pliant Corp. ........................   13.000         06/01/10              147,000
   185    Pliant Corp. ........................   13.000         06/01/10              180,375
                                                                                  ------------
                                                                                     1,361,381
                                                                                  ------------
          RAILROADS  0.3%
   235    Amsted Industries, Inc., 144A--
          Private Placement (a)................   10.250         10/15/11              266,725
                                                                                  ------------

          REFINING  0.6%
    80    CITGO Petroleum Corp., 144A--Private
          Placement (a)........................    6.000         10/15/11               80,000
   135    Tesoro Petroleum Corp. ..............    9.625         04/01/12              155,925
   390    Vintage Petroleum, Inc. .............    7.875         05/15/11              417,300
                                                                                  ------------
                                                                                       653,225
                                                                                  ------------
          RETAIL  1.0%
   165    General Nutrition Center, Inc. ......    8.500         12/01/10              156,750
   350    Petro Shopping Center Financial......    9.000         02/15/12              371,875
   175    Rite Aid Corp. ......................    7.125         01/15/07              175,875
    65    Rite Aid Corp. ......................    8.125         05/01/10               69,063
 1,000    Sleepmaster LLC, Ser B (c) (d) (e)...   11.000         05/15/09              220,000
                                                                                  ------------
                                                                                       993,563
                                                                                  ------------

See Notes to Financial Statements                                             11

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                            COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          SERVICES  1.0%
$  355    Allied Waste North America, Inc. ....    6.375%        04/15/11         $    345,238
   300    Buhrmann US, Inc. ...................    8.250         07/01/14              304,875
   315    CB Richard Ellis Service, Inc. ......   11.250         06/15/11              363,825
                                                                                  ------------
                                                                                     1,013,938
                                                                                  ------------
          SUPERMARKETS  0.6%
   325    Delhaize America, Inc. ..............    8.125         04/15/11              380,485
   238    Kroger Co., 144A--Private Placement
          (a)..................................    8.500         07/15/17              274,500
                                                                                  ------------
                                                                                       654,985
                                                                                  ------------
          TECHNOLOGY  0.2%
   170    Iron Mountain, Inc. .................    7.750         01/15/15              173,400
                                                                                  ------------

          TRANSPORTATION SERVICES  1.1%
   335    Laidlaw International, Inc. .........   10.750         06/15/11              392,788
   270    Sonic Automotive, Inc. ..............    8.625         08/15/13              289,238
   391    TRW Automotive, Inc. ................    9.375         02/15/13              455,515
                                                                                  ------------
                                                                                     1,137,541
                                                                                  ------------
          WIRELESS COMMUNICATIONS  2.1%
    85    AirGate PCS, Inc., 144A--Private
          Placement (Variable Rate Coupon)
          (a)..................................    6.410         10/15/11               87,763
    52    American Tower Corp. ................    9.375         02/01/09               55,250
   185    American Tower Corp. ................    7.500         05/01/12              195,175
   190    American Tower Corp., 144A--Private
          Placement (a)........................    7.125         10/15/12              195,225
    95    Centennial Communications Corp. .....    8.125         02/01/14               98,088
   275    MetroPCS, Inc. ......................   10.750         10/01/11              295,625
   250    Nextel Communications, Inc. .........    6.875         10/31/13              272,500
   145    Rural Cellular Corp. (Variable Rate
          Coupon)..............................    6.990         03/15/10              150,800
   360    SBA Communications Corp. (b).........  0/9.750         12/15/11              305,100
   190    SBA Communications Corp., 144A--
          Private Placement (a)................    8.500         12/01/12              194,750
    35    UbiquiTel Operating Co. .............    9.875         03/01/11               39,463
   215    UbiquiTel Operating Co.,
          144A--Private Placement (a)..........    9.875         03/01/11              242,413
                                                                                  ------------
                                                                                     2,132,152
                                                                                  ------------
          WIRELINE COMMUNICATIONS  1.1%
   250    Exodus Communications, Inc. (c) (d)
          (e)..................................   11.250         07/01/08                    0
   400    Exodus Communications, Inc. (c) (d)
          (e)..................................   11.625         07/15/10                    0
   415    Primus Telecommunications Holdings...    8.000         01/15/14              367,275
   300    Qwest Communications International,
          Inc., 144A--Private Placement
          (Variable Rate Coupon) (a)...........    6.040         02/15/09              305,250

 12                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                            COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          WIRELINE COMMUNICATIONS (CONTINUED)
$  110    Qwest Corp. .........................    6.625%        09/15/05         $    112,750
   310    Qwest Services Corp., 144A--Private
          Placement (a)........................   13.000         12/15/07              355,725
                                                                                  ------------
                                                                                     1,141,000
                                                                                  ------------

TOTAL DOMESTIC CORPORATE BONDS  41.0%..........................................     41,497,457
                                                                                  ------------
          FOREIGN BONDS AND DEBT SECURITIES  7.8%
          BELGIUM  0.6%
   295    Telenet Communication NV, 144A--
          Private Placement (EUR) (a)..........    9.000         12/15/13              447,527
   215    Telenet Group Holding NV, 144A--
          Private Placement (a) (b)............ 0/11.500         06/15/14              164,475
                                                                                  ------------
                                                                                       612,002
                                                                                  ------------
          CANADA  3.2%
   205    Abitibi-Consolidated, Inc. ..........    8.550         08/01/10              223,194
    80    Abitibi-Consolidated, Inc. ..........    7.750         06/15/11               84,400
    80    Abitibi-Consolidated, Inc. ..........    6.000         06/20/13               76,700
   398    Canwest Media, Inc., 144A--Private
          Placement (a)........................    8.000         09/15/12              428,936
   300    CHC Helicopter Corp. ................    7.375         05/01/14              318,000
   285    Husky Oil Ltd. (Variable Rate
          Coupon)..............................    8.900         08/15/28              325,865
    90    Jean Coutu Group (PJC), Inc., 144A--
          Private Placement (a)................    7.625         08/01/12               95,625
   375    Jean Coutu Group (PJC), Inc., 144A--
          Private Placement (a)................    8.500         08/01/14              386,250
   125    Norampac, Inc. ......................    6.750         06/01/13              132,187
   260    Nortel Networks Corp. ...............    4.250         09/01/08              254,150
   250    Nortel Networks Ltd. ................    6.125         02/15/06              255,625
   125    Rogers Wireless Communications, Inc.,
          144A--Private Placement (a)..........    8.000         12/15/12              132,812
   170    Rogers Wireless Communications, Inc.,
          144A--Private Placement (a)..........    7.500         03/15/15              180,200
   350    Tembec Industries, Inc. .............    7.750         03/15/12              340,375
                                                                                  ------------
                                                                                     3,234,319
                                                                                  ------------
          FRANCE  0.3%
   285    Rhodia SA............................    8.875         06/01/11              288,563
                                                                                  ------------

          GERMANY  0.7%
   260    Cognis Deutschland, 144A--Private
          Placement (Variable Rate Coupon)
          (EUR) (a)............................    6.897         11/15/13              373,300
   325    Kabel Deutschland, 144A--Private
          Placement (a)........................   10.625         07/01/14              375,375
                                                                                  ------------
                                                                                       748,675
                                                                                  ------------

See Notes to Financial Statements                                             13

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                            COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          IRELAND  0.5%
$  325    JSG Funding PLC (EUR)................   10.125%        10/01/12         $    506,244
                                                                                  ------------

          LUXEMBOURG  1.7%
   430    Cablecom Luxembourg, 144A--Private
          Placement (EUR) (a)..................    9.375         04/15/14              649,415
   110    JohnsonDiversey, Inc. (EUR)..........    9.625         05/15/12              168,364
   200    Lighthouse Intl., 144A--Private
          Placement (EUR) (a)..................    8.000         04/30/14              280,381
   305    Safilo Capital International SA,
          144A--Private Placement (EUR) (a)....    9.625         05/15/13              424,483
   140    SGL Carbon Luxembourg SA, 144A--
          Private Placement (EUR) (a)..........    8.500         02/01/12              214,282
                                                                                  ------------
                                                                                     1,736,925
                                                                                  ------------
          MEXICO  0.6%
   350    Axtel SA.............................   11.000         12/15/13              378,875
   325    Satelites Mexicanos SA, Ser B (c)....   10.125         11/01/04              180,375
                                                                                  ------------
                                                                                       559,250
                                                                                  ------------
          UNITED KINGDOM  0.2%
   145    Avecia Group PLC.....................   11.000         07/01/09              150,075
                                                                                  ------------

TOTAL FOREIGN BONDS AND DEBT SECURITIES  7.8%..................................      7,836,053
                                                                                  ------------

          COLLATERALIZED MORTGAGE OBLIGATIONS  0.9%
   855    Federal Home Loan Mortgage Corp.
          (Interest Only)......................    5.000   09/15/14 to 12/15/16         80,213
   152    Federal Home Loan Mortgage Corp.
          (Interest Only) (g)..................    5.600         03/15/32               14,396
   283    Federal Home Loan Mortgage Corp.
          (Interest Only)......................    6.000         05/15/30               21,832
   476    Federal National Mortgage
          Association..........................    2.810         12/18/32              478,629
   801    Federal National Mortgage Association
          (Interest Only)......................    5.500   06/25/26 to 05/25/27         52,226
   346    Federal National Mortgage Association
          (Interest Only) REMIC................    6.000   08/25/32 to 11/25/32         47,895
   539    Federal National Mortgage Association
          (Interest Only)......................    6.500   07/01/31 to 05/25/33        107,811
    61    Federal National Mortgage Association
          (Interest Only)......................    8.000         05/01/30               12,964
   268    Federal National Mortgage Association
          (Interest Only) REMIC................    7.000   03/01/32 to 04/25/33         50,792

 14                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                            COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  203    Government National Mortgage
          Association (Interest Only) REMIC
          (g)..................................    4.990%        05/16/32         $     12,311
   209    Government National Mortgage
          Association (Interest Only) REMIC
          (g)..................................    5.590         05/16/32               15,816
                                                                                  ------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS  0.9%................................        894,885
                                                                                  ------------

          MORTGAGE BACKED SECURITIES  18.0%
   685    Federal Home Loan Mortgage Corp. ....    7.500   11/01/29 to 06/01/32        737,184
   140    Federal Home Loan Mortgage Corp.
          (ARM)................................    3.637         07/01/34              139,073
   370    Federal Home Loan Mortgage Corp.
          (ARM)................................    4.182         08/01/34              372,953
 1,450    Federal Home Loan Mortgage Corp.,
          January..............................    5.000           TBA               1,472,202
   725    Federal Home Loan Mortgage Corp.,
          January..............................    5.500           TBA                 748,789
 2,762    Federal National Mortgage
          Association..........................    6.500   06/01/15 to 05/01/34      2,901,242
 2,509    Federal National Mortgage
          Association..........................    7.000   03/01/15 to 12/01/32      2,661,524
   541    Federal National Mortgage
          Association..........................    7.500   03/01/15 to 03/01/32        579,114
   183    Federal National Mortgage Association
          (ARM)................................    3.712         07/01/34              182,044
   231    Federal National Mortgage Association
          (ARM)................................    4.111         09/01/34              232,803
   199    Federal National Mortgage Association
          (ARM)................................    4.237         10/01/34              201,738
   235    Federal National Mortgage Association
          (ARM)................................    4.269         10/01/34              236,776
   400    Federal National Mortgage
          Association, February................    6.000           TBA                 412,750
 1,500    Federal National Mortgage
          Association, January.................    4.500           TBA               1,480,156
 2,275    Federal National Mortgage
          Association, January.................    5.500           TBA               2,318,445
   500    Federal National Mortgage
          Association, January.................    6.000           TBA                 517,031
   500    Federal National Mortgage
          Association, January.................    6.500           TBA                 524,375
   150    Government National Mortgage
          Association..........................    7.000   07/15/29 to 01/15/30        159,181
   486    Government National Mortgage
          Association..........................    7.500   07/15/23 to 09/15/29        525,747
   259    Government National Mortgage
          Association..........................    8.000   03/15/17 to 10/15/22        283,097
   122    Government National Mortgage
          Association..........................    8.500   07/15/24 to 12/15/24        133,664

See Notes to Financial Statements                                             15

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                            COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          MORTGAGE BACKED SECURITIES (CONTINUED)
$  286    Government National Mortgage
          Association..........................    9.000%  08/15/16 to 12/15/24   $    321,443
    82    Government National Mortgage
          Association..........................    9.500   11/15/09 to 01/15/17         92,294
 1,000    Government National Mortgage
          Association, January.................    5.500           TBA               1,020,625
                                                                                  ------------

TOTAL MORTGAGE BACKED SECURITIES  18.0%........................................     18,254,250
                                                                                  ------------

          U.S. GOVERNMENT AGENCY OBLIGATIONS  10.4%
 4,850    Federal Home Loan Mortgage Corp. ....    2.750         08/15/06            4,820,066
 1,100    Federal Home Loan Mortgage Corp. ....    6.625         09/15/09            1,231,428
 1,100    Federal Home Loan Mortgage Corp. ....    7.000         03/15/10            1,257,637
   415    Federal National Mortgage
          Association..........................    6.625         11/15/30              496,203
 1,250    Federal National Mortgage
          Association..........................    7.125         06/15/10            1,438,425
 1,100    Federal National Mortgage
          Association..........................    7.250         01/15/10            1,265,584
                                                                                  ------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.......................................     10,509,343
                                                                                  ------------

          UNITED STATES TREASURY OBLIGATIONS  12.2%
 1,600    United States Treasury Bonds.........    5.250         02/15/29            1,678,875
 3,010    United States Treasury Bonds.........    6.125         08/15/29            3,534,872
 2,130    United States Treasury Bonds.........    7.625         02/15/25            2,885,402
 3,535    United States Treasury Notes.........    3.875         02/15/13            3,488,883
 2,000    United States Treasury Notes
          (STRIPS).............................    0.000         05/15/25              708,614
                                                                                  ------------

TOTAL UNITED STATES TREASURY OBLIGATIONS.......................................     12,296,646
                                                                                  ------------

          FOREIGN GOVERNMENT AND GOVERNMENT AGENCY
          OBLIGATION  0.2%
   180    United Mexican States (Mexico).......    8.375         01/14/11              211,860
                                                                                  ------------

          EQUITIES  0.7%
          Doe Run Resources Corp. (1 Common Stock Warrant) (e) (h).............              0
          HF Holdings, Inc. (5,260 Common Stock Warrants) (e) (h)..............              0
          Optel, Inc. (500 Common Shares) (e) (h)..............................              0
          Park N View, Inc., 144A--Private Placement (1,000 Common Stock
          Warrants) (a) (e) (h)................................................              0

 16                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

DESCRIPTION                                                                              VALUE
--------------------------------------------------------------------------------------------------
EQUITIES (CONTINUED)
Paxon Communications Corp. (3,000 Preferred Shares) (f)............................   $    221,250
TNP Enterprises, Inc. (4,322 Preferred Shares) (f).................................        502,452
                                                                                      ------------

TOTAL EQUITIES  0.7%...............................................................        723,702
                                                                                      ------------

TOTAL LONG-TERM INVESTMENTS  91.2%
  (Cost $91,226,355)...............................................................     92,224,196
                                                                                      ------------
SHORT-TERM INVESTMENTS  16.2%

REPURCHASE AGREEMENT  13.8%
Bank of America Securities LLC ($13,972,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.00%, dated 12/31/04, to
  be sold on 01/03/05 at $13,974,329)..............................................     13,972,000

U.S. GOVERNMENT AGENCY OBLIGATIONS  2.4%
Federal National Mortgage Association Discount Note ($2,400,000 par, yielding
  1.804%, 01/13/05 maturity).......................................................      2,398,557
                                                                                      ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $16,370,288)...............................................................     16,370,557
                                                                                      ------------

TOTAL INVESTMENTS  107.4%
  (Cost $107,596,643)..............................................................    108,594,753

FOREIGN CURRENCY  0.0%
  (Cost $568)......................................................................            595
LIABILITIES IN EXCESS OF OTHER ASSETS  (7.4%)......................................     (7,445,774)
                                                                                      ------------

NET ASSETS  100.0%.................................................................   $101,149,574
                                                                                      ============

Percentages are calculated as a percentage of net assets.

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Non-income producing as security is in default.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

See Notes to Financial Statements                                             17

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

(f) Payment-in-kind security.

(g) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(h) Non-income producing security.

(i) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.3% of net assets.

ARM--Adjustable Rate Mortgage

EUR--Eurodollar

REMIC--Real Estate Mortgage Investment Conduits

STRIPS--Separate Trading of Registered Interest and Principal of Securities

TBA--To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

 18                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Total Investments, including repurchase agreement of
  $13,972,000 (Cost $107,596,643)...........................  $108,594,753
Foreign Currency (Cost $568)................................           595
Cash........................................................       169,320
Receivables:
  Interest..................................................     1,340,085
  Investments Sold..........................................       671,559
Other.......................................................        29,117
                                                              ------------
    Total Assets............................................   110,805,429
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     9,147,764
  Investment Advisory Fee...................................        55,601
  Income Distributions......................................        17,654
  Other Affiliates..........................................         4,145
Forward Foreign Currency Contracts..........................       208,619
Trustees' Deferred Compensation and Retirement Plans........       145,950
Accrued Expenses............................................        76,122
                                                              ------------
    Total Liabilities.......................................     9,655,855
                                                              ------------
NET ASSETS..................................................  $101,149,574
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($101,149,574 divided by
  15,371,738 shares outstanding)............................  $       6.58
                                                              ============
NET ASSETS CONSIST OF:
Common Shares (no par value with unlimited shares
  authorized, 15,371,738 shares issued and outstanding).....  $120,152,605
Net Unrealized Appreciation.................................       791,159
Accumulated Undistributed Net Investment Income.............      (264,593)
Accumulated Net Realized Loss...............................   (19,529,597)
                                                              ------------
NET ASSETS..................................................  $101,149,574
                                                              ============

See Notes to Financial Statements                                             19

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest....................................................  $5,876,174
Dividends...................................................     124,558
Other.......................................................      51,341
                                                              ----------
    Total Income............................................   6,052,073
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     645,768
Accounting..................................................      52,425
Trustees' Fees and Related Expenses.........................      52,141
Shareholder Reports.........................................      47,396
Custody.....................................................      32,190
Legal.......................................................       8,264
Other.......................................................      75,798
                                                              ----------
    Total Expenses..........................................     913,982
    Less Credits Earned on Cash Balances....................         661
                                                              ----------
    Net Expenses............................................     913,321
                                                              ----------
NET INVESTMENT INCOME.......................................  $5,138,752
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $1,004,692
  Forward Foreign Currency Contracts........................    (133,597)
  Foreign Currency Transactions.............................      26,407
                                                              ----------
Net Realized Gain...........................................     897,502
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (42,524)
                                                              ----------
  End of the Period:
    Investments.............................................     998,110
    Forward Foreign Currency Contracts......................    (208,619)
    Foreign Currency Translation............................       1,668
                                                              ----------
                                                                 791,159
                                                              ----------
Net Unrealized Appreciation During the Period...............     833,683
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,731,185
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $6,869,937
                                                              ==========

 20                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                             FOR THE             FOR THE
                                                           YEAR ENDED          YEAR ENDED
                                                        DECEMBER 31, 2004   DECEMBER 31, 2003
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $  5,138,752         $ 4,979,071
Net Realized Gain/Loss................................         897,502          (4,732,962)
Net Unrealized Appreciation During the Period.........         833,683          11,053,582
                                                          ------------         -----------
Change in Net Assets from Operations..................       6,869,937          11,299,691
                                                          ------------         -----------

Distributions from Net Investment Income..............      (5,072,676)         (5,291,984)
Return of Capital Distribution........................             -0-            (464,494)
                                                          ------------         -----------
Total Distributions...................................      (5,072,676)         (5,756,478)
                                                          ------------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       1,797,261           5,543,213

NET ASSETS:
Beginning of the Period...............................      99,352,313          93,809,100
                                                          ------------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $(264,593) and $(437,188),
  respectively).......................................    $101,149,574         $99,352,313
                                                          ============         ===========

See Notes to Financial Statements                                             21

VAN KAMPEN INCOME TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                              ------------------------------------------------
                                               2004     2003      2002     2001 (A)     2000
                                              ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $ 6.46    $6.10    $ 6.51     $ 6.85     $  7.25
                                              ------    -----    ------     ------     -------
  Net Investment Income.....................     .33      .32       .39        .53         .60
  Net Realized and Unrealized Gain/Loss.....     .12      .41      (.33)      (.29)       (.40)
                                              ------    -----    ------     ------     -------
Total from Investment Operations............     .45      .73       .06        .24         .20
                                              ------    -----    ------     ------     -------
Less:
  Distributions from Net Investment
    Income..................................     .33      .34       .47        .58         .60
  Return of Capital Distributions...........     -0-      .03       -0-        -0-         -0-
                                              ------    -----    ------     ------     -------
Total Distributions.........................     .33      .37       .47        .58         .60
                                              ------    -----    ------     ------     -------
NET ASSET VALUE, END OF THE PERIOD..........  $ 6.58    $6.46    $ 6.10     $ 6.51     $  6.85
                                              ======    =====    ======     ======     =======

Common Share Market Price at End of the
  Period....................................  $ 5.85    $5.81    $ 5.71     $ 6.33     $6.5625
Total Return (b)............................   6.62%    8.42%    -2.59%      5.05%      26.59%
Net Assets at End of the Period (In
  millions).................................  $101.1    $99.4    $ 93.8     $100.0     $ 104.8
Ratio of Expenses to Average Net Assets.....    .92%     .92%      .89%       .93%        .96%
Ratio of Net Investment Income to Average
  Net Assets................................   5.17%    5.14%     6.29%      7.88%       8.51%
Portfolio Turnover..........................    225%     299%(c)   101%        46%         60%

(a) As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended December 31, 2001 was an increase in the ratio of net investment income to average net assets from 7.83% to 7.88%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) The Trust's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Trust's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The accounting treatment used by the Trust for mortgage pool forward commitments now reflects them as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher during the current fiscal year than in previous fiscal years.

VAN KAMPEN INCOME TRUST

FINANCIAL HIGHLIGHTS continued


            YEAR ENDED DECEMBER 31,
------------------------------------------------
      1999      1998     1997     1996     1995
------------------------------------------------
     $  7.84   $ 8.05   $ 7.93   $ 7.94   $ 7.28
     -------   ------   ------   ------   ------
         .64      .66      .66      .66      .65
        (.63)    (.22)     .18     (.01)     .66
     -------   ------   ------   ------   ------
         .01      .44      .84      .65     1.31
     -------   ------   ------   ------   ------
         .60      .65      .72      .66      .65
         -0-      -0-      -0-      -0-      -0-
     -------   ------   ------   ------   ------
         .60      .65      .72      .66      .65
     -------   ------   ------   ------   ------
     $  7.25   $ 7.84   $ 8.05   $ 7.93   $ 7.94
     =======   ======   ======   ======   ======

     $5.6875   $ 7.75   $ 8.00   $ 7.50   $ 7.25
     -19.81%    5.05%   16.97%   12.95%   21.83%
     $ 110.9   $120.0   $123.1   $121.2   $121.4
        .95%     .96%     .91%    1.00%     .94%
       8.46%    8.17%    8.32%    8.40%    8.50%
         28%      47%      55%      36%      34%

See Notes to Financial Statements                                             23

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide current income through investing in a portfolio of U.S. Government securities and in corporate fixed income securities, including high-yielding, lower rated or nonrated securities believed not to involve undue risk to income or principal. The Trust commenced investment operations on April 22, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2004, the Trust had $9,147,764 of when-issued, delayed delivery and forward purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments whereby the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2004, the Trust had an accumulated capital loss carryforward for tax purposes of $19,474,366, which will expire according to the following schedule.

                           AMOUNT                                EXPIRATION
$1,416,375..................................................  December 31, 2007
 1,347,021..................................................  December 31, 2008
 5,081,926..................................................  December 31, 2009
 6,212,026..................................................  December 31, 2010
 4,974,996..................................................  December 31, 2011
   442,022..................................................  December 31, 2012

    At December 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $107,875,970
                                                              ============
Gross tax unrealized appreciation...........................  $  4,680,365
Gross tax unrealized depreciation...........................    (3,961,582)
                                                              ------------
Net tax unrealized appreciation on investments..............  $    718,783
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends monthly from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
Distribution paid from:
  Ordinary Income...........................................  $5,081,293    $5,265,713
  Return of Capital.........................................         -0-       464,494
                                                              ----------    ----------
                                                              $5,081,293    $5,730,207
                                                              ==========    ==========

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

    Due to inherent differences in the recognition of income, expenses, and realized gains/ losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2004 calendar year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to paydowns on mortgage-backed securities totaling $183,066 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference related to the recognition of net realized gains on foreign currency transactions totaling $107,190 has been reclassified to accumulated undistributed net investment income from accumulated net realized loss. A permanent book and tax difference relating to consent fee income totaling $50,305 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss. Also, a permanent book and tax difference relating to the true-up of prior year adjustments totaling $1,242 was reclassified from accumulated undistributed net investment income to accumulated net realized loss in the amount of $1,229 and capital in the amount of $13. Additionally, a permanent difference relating to book to tax amortization differences totaling $82,190 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $186,578

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October currency losses in the amount of $168,673 which are not recognized for tax purposes until the first day of the following fiscal year.

F. FOREIGN CURRENCY TRANSLATION Asset and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTION During the year ended December 31, 2004, the Trust's custody fee was reduced by $661 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average daily net assets of the Trust.

    For the year ended December 31, 2004, the Trust recognized expenses of approximately $8,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP,

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

counsel to the Trust, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended December 31, 2004, the Trust recognized expenses of approximately $9,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Trust, which is reported as part of "Accounting" expenses in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns and excluding short-term investments, were $212,809,455 and $212,575,108, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio, foreign currency exposure, or generate potential gain. All of the Trust's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

or loss is recognized and is included as a component of realized gain/loss on forwards. The following forward foreign currency contracts were outstanding as of December 31, 2004.

                                                                             UNREALIZED
                                                               CURRENT      APPRECIATION/
                                                                VALUE       DEPRECIATION
SHORT CONTRACTS:
Euro Currency
  1,310,000 expiring 1/26/05................................  $1,774,693      $(120,818)
  680,000 expiring 1/26/05..................................     921,215        (62,382)
  45,000 expiring 1/26/05...................................      60,963         (4,128)
  70,000 expiring 1/26/05...................................      94,831         (6,456)
  75,000 expiring 1/26/05...................................     101,605         (4,583)
  200,000 expiring 1/26/05..................................     270,946        (10,252)
                                                              ----------      ---------
                                                              $3,224,253      $(208,619)
                                                              ==========      =========

6. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Income Trust (the "Trust"), including the portfolio of investments, as of December 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to December 31, 2000, were audited by other auditors whose report, dated February 10, 2000, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Trust's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Income Trust as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 11, 2005

VAN KAMPEN INCOME TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUSAN H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
C/O EQUISERVE
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended December 31, 2004. For corporate shareholders, 2% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Trust may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Trust intends to designate up to a maximum of $5,081,293 as taxed at a maximum of 15%. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.
 30

VAN KAMPEN INCOME TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             83       Trustee/Director/Managing
Blistex Inc.                               since 1997  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         81       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      83       Trustee/Director/Managing
CAC, L.L.C.                                since 1997  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            81       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      81       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       83       Trustee/Director/Managing
736 North Western Avenue                   since 1997  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            81       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         83       Trustee/Director/Managing
1126 E. 59th Street                        since 1997  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           81       Trustee/Director/Managing
(63)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            81       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           83       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        83       Trustee/Director/Managing
333 West Wacker Drive                      since 1997  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Secretary            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                   and the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex as of August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeitus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

James W. Garrett (36)         Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Treasurer            since 2005  Chief Financial Officer and Treasurer of the Morgan Stanley
New York, NY 10020                                                 Institutional Funds since 2002 and funds in the Fund Complex since January 2005.

Joseph J. McAlinden (62)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020            Investment Officer                   Investment Management Inc. and Director of Morgan Stanley
                                                                   Trust for over 5 years. Executive Vice President and Chief
                                                                   Investment Officer of funds in the Fund Complex. Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                   December 2002.

VAN KAMPEN INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

Ronald E. Robison (66)        Executive Vice           Officer     Principal Executive Officer of funds in the Fund Complex
1221 Avenue of the Americas   President and            since 2003  since May 2003. Chief Executive Officer and Chairman of
New York, NY 10020            Principal Executive                  Investor Services. Executive Vice President and Principal
                              Officer                              Executive Officer of funds in the Fund Complex. Managing
                                                                   Director of Morgan Stanley. Chief Administrative Officer,
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc., Morgan Stanley Services Company Inc. and
                                                                   Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds; Director of Morgan Stanley SICAV; previously
                                                                   Chief Global Operations Officer and Managing Director of
                                                                   Morgan Stanley Investment Management Inc.

John L. Sullivan (49)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                         Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior
                                                                   August 2004, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management. Prior
                                                                   to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2004 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC. 920, 957, 107
VIN ANR 3/05 RN05-00265P-Y12/04
                                                   (VAN KAMPEN INVESTMENTS LOGO)

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) The Trust has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

Further, due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B and the General Counsel designee to whom questions about the application of the Code should be referred in Exhibit C were amended during the period. Exhibit B was then amended again in February 2005. Both editions of Exhibit B are attached.

(d) Not applicable.

(e) Not applicable.

(f)
         (1)      The Trust's Code of Ethics is attached hereto as Exhibit 11A.
         (2)      Not applicable.
         (3)      Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

           2004
                                                       REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES.......................        $24,780               N/A

              NON-AUDIT FEES
                   AUDIT-RELATED FEES..........        $0                    $198,000(2)
                   TAX FEES....................        $1550(3)              $0
                   ALL OTHER FEES..............        $0                    $0
              TOTAL NON-AUDIT FEES.............        $1550                 $198,000

              TOTAL............................        $26,330               $198,000


           2003
                                                       REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES.......................        $21,730               N/A

              NON-AUDIT FEES
                   AUDIT-RELATED FEES..........        $0                    $230,000(2)
                   TAX FEES....................        $1,500(3)             $0
                   ALL OTHER FEES..............        $0                    $0
              TOTAL NON-AUDIT FEES.............        $1,500                $230,000

              TOTAL............................        $23,230               $230,000

              N/A- Not applicable, as not required by Item 4.

              (1) Covered Entities include the Adviser (excluding sub-advisors)
                  and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

              (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

              (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)


1.       STATEMENT OF PRINCIPLES

         The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

         The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

         For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

         The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

---------------------------

(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

         The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

         The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.


2.       DELEGATION

         As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.


3.       AUDIT SERVICES

         The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

         In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

         The Audit Committee has pre-approved the Audit services in Appendix
B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


4.       AUDIT-RELATED SERVICES

         Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

         The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


5.       TAX SERVICES

         The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

         Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).


6.       ALL OTHER SERVICES

         The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

         The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

         A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.


7.       PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

         Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.       PROCEDURES

         All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

         The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.


9.       ADDITIONAL REQUIREMENTS

         The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.


10.      COVERED ENTITIES

         Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:


         -  Van Kampen Investments Inc.
         -  Van Kampen Asset Management
         -  Van Kampen Advisors Inc.
         -  Van Kampen Funds Inc.
         -  Van Kampen Investor Services Inc.
         -  Morgan Stanley Investment Management Inc.
         -  Morgan Stanley Trust Company
         -  Morgan Stanley Investment Management Ltd.
         -  Morgan Stanley Investment Management Company
         -  Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Craig Kennedy, Jerry Choate and Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust's and its investment advisor's Proxy Voting Policies and Procedures are as follows:

I.       POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.      GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.     GUIDELINES

A.       MANAGEMENT PROPOSALS

         1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

                  -    Selection or ratification of auditors.

                  - Approval of financial statements, director and auditor reports.

                  -    Election of Directors.

                  - Limiting Directors' liability and broadening indemnification of Directors.

                  - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

                  -    General updating/corrective amendments to the charter.

                  -    Elimination of cumulative voting.

                  -    Elimination of preemptive rights.

                  - Provisions for confidential voting and independent tabulation of voting results.

                  - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

         2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

                  Capitalization changes

                  - Capitalization changes that eliminate other classes of stock and voting rights.

                  - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  -    Proposals for share repurchase plans.

                  - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

                  -    Proposals to effect stock splits.

                  - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

                  Compensation

                  - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

                  - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

                  - Establishment of Employee Stock Option Plans and other employee ownership plans.

                  Anti-Takeover Matters

                  - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

                  - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

         3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

                  - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

                  - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

                  -    Creation of "blank check" preferred stock.

                  -    Changes in capitalization by 100% or more.

                  - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

                  - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

                  -    Proposals to indemnify auditors.

         4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

                  Corporate Transactions

                  - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

                  - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

                  - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

                  - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                       (i)    Whether the stock option plan is incentive based;

                       (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                       (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

                  Anti-Takeover Provisions

                  - Proposals requiring shareholder ratification of poison pills.

                  - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.       SHAREHOLDER PROPOSALS

         1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

                  - Requiring auditors to attend the annual meeting of shareholders.

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

                  -    Confidential voting.

                  - Reduction or elimination of supermajority vote requirements.

         2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

                  -    Proposals that limit tenure of directors.

                  -    Proposals to limit golden parachutes.

                  - Proposals requiring directors to own large amounts of stock to be eligible for election.

                  -    Restoring cumulative voting in the election of directors.

                  - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

                  - Proposals that limit retirement benefits or executive compensation.

                  - Requiring shareholder approval for bylaw or charter amendments.

                  - Requiring shareholder approval for shareholder rights plan or poison pill.

                  -    Requiring shareholder approval of golden parachutes.

                  -    Elimination of certain anti-takeover related provisions.

                  -    Prohibit payment of greenmail.

         3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

                  - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

                  - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

                  - Proposals that require inappropriate endorsements or corporate actions.

IV.       ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.       PROXY REVIEW COMMITTEE

         1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

                  (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting"

                           (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 10. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Income Trust

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 17, 2005

By: /s/ James W. Garrett
    ---------------------
Name: James W. Garrett
Title: Principal Financial Officer
Date: February 17, 2005